Exhibit 24.1


                                                             POWER OF ATTORNEY

          Each person whose signature appears below appoints Jack Calderon and Stuart W. Fuhlendorf, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-8 in connection with the offering by EFTC Corporation (formerly named "Electronic Fab Technology, Corp."), a Colorado corporation (the "Company"), with respect to the registration of an additional 1,810,441 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), for issuance pursuant to the Company's Stock Option Plan for Non-Employee Directors and its Equity Incentive Plan, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Common Stock with Blue Sky authorities and with the National Association of Securities Dealers, Inc.; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact lawfully do or cause to be done by virtue hereof.

Date:  February 28, 1998                              /s/ Gerald J. Reid
                                                      --------------------------
                                                          Gerald J. Reid

Date: February 28, 1998                               /s/ Lucille A. Reid
                                                      --------------------------
                                                          Lucille A. Reid

Date: February 28, 1998                               /s/ Stuart W. Fuhlendorf
                                                      --------------------------
                                                          Stuart W. Fuhlendorf

Date: February 28, 1998                               /s/ James A. Doran
                                                      --------------------------
                                                          James A. Doran

Date: February 28, 1998                               /s/ Robert McNamara
                                                      --------------------------
                                                          Robert McNamara

Date: February 28, 1998                               /s/ Masoud S. Shirazi
                                                      --------------------------
                                                          Masoud S. Shirazi

Date: February 28, 1998                                /s/ Darrayl Cannon
                                                       -------------------------
                                                           Darrayl Cannon

Date: February 28, 1998                                /s/ Augie Breuhlman
                                                       -------------------------
                                                           Augie Breuhlman

Date: February 28, 1998                                /s/ Richard L. Montfort
                                                       -------------------------
                                                           Richard L. Monfort

Date: February 28, 1998                                /s/ David W. Van Wert
                                                       -------------------------
                                                           David W. Van Wert

Date: February 28, 1998                                /s/ Charles E. Hewitson
                                                       -------------------------
                                                           Charles E. Hewitson

Date: February 28, 1998                                /s/ Gregory E. Hewitson
                                                       -------------------------
                                                           Gregory C. Hewitson

Date: February 28, 1998                               /s/ Allen S. Braswell, Sr.
                                                      -------------------------
                                                          Allen S. Braswell, Sr.

Date: February 28, 1998                               /s/ Allen S. Braswell, Jr.
                                                       -------------------------
                                                          Allen S. Braswell, Jr.

                                                           Page 14

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